UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 E. Hampden Ave., Suite C-308

Denver, Colorado 80222

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K as filed on April 30, 2026 (the “April 2026 8-K”) with the Securities and Exchange Commission (the “SEC”), on April 24, 2026, SOBR Safe, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Clean World Ventures, Inc., a Nevada corporation (“CWV”), Roy DiBenerdini (“Principal”), and SOBR Safe Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub was to merge with and into CWV, with CWV continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). For a description of the Merger Agreement, please refer to Item 1.01 of the April 2026 8-K, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the April 2026 8-K, which is incorporated herein by reference.

On September 17, 2026, the Company, CWV, Merger Sub, and Principal terminated the Merger Agreement by entering into a Mutual Termination Agreement and Release (the “Termination Agreement”) effective as of the same date. The Termination Agreement also provides for the mutual release by the Parties of claims with respect to, pertaining to, based on, arising out of, resulting from, or relating to the Merger Agreement, all ancillary documents related to the Merger Agreement and the transactions contemplated by the Merger Agreement, except for any claims for breach of the Termination Agreement or the Mutual Non-Disclosure Agreement entered into between the Company and CWV, dated as of April 6, 2026 (the “NDA”). The Parties have agreed to continue to be bound by the terms of the NDA. In addition, the Company will withdraw its registration statement on Form S-4 initially filed with the SEC on June 9, 2026.

The summary of the Termination Agreement set forth under this Item 1.02 is qualified in its entirety by reference to the complete terms and conditions of the Termination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Mutual Termination Agreement and Release dated September 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: September 18, 2026	By:	/s/ Christopher Whitaker
Chief Financial Officer

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